SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 1999

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                     0-24532                   58-2094179
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(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)



      101 North Greenwood St., P.O. Box 3007
                 LaGrange, Georgia                                30240
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      (Address of principal executive offices)                  (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000




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Item 5.      Other Events
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     On December 23, 1999, the Registrant  announced the commencement of a stock repurchase program pursuant to which the Company will from time to time repurchase up to 57,500 shares of its outstanding common stock in the open market or in privately negotiated transactions. The timing of the purchases and the actual number of common shares purchased will depend on market conditions and the stock repurchase program will be implemented at the Company's discretion and in accordance with Rule 10B-18 of the Securities Exchange Act of 1934. Attached hereto is the press release regarding the announcement of the stock repurchase program.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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     (a.) Financial Statements - Not applicable.

     (b.) Pro Forma Financial Statements - Not applicable.

     (c.) Exhibits. The following exhibits are filed as part of this report:

     99.1 Press Release dated December 23, 1999, issued by the Registrant.










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


                                INDEX OF EXHIBITS

Exhibit
Number   Description
------   -----------

     99.1 Press Release, dated December 23, 1999.




                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 23, 1999


                                        FLAG Financial Corporation


                                        /s/ John S. Holle
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                                        By John S. Holle
                                        Chairman of the Board










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